SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): September 27, 2007 (September 21, 2007)

Orbitz Worldwide, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

1-33599	20-5337455
(Commission File Number)	(I.R.S. Employer Identification No.)

500 W. Madison Street, Suite 1000, Chicago, Illinois	60661
(Address of Principal Executive Offices)	(Zip Code)

(312) 894-5000
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

                Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐                               Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                               Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                               Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                               Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.                                          Entry into a Material Definitive Agreement.

On September 21, 2007, Orbitz Worldwide, LLC, a wholly-owned subsidiary of the Registrant (the “Company”), entered into a new master services agreement and related schedules (the “New Agreement”) with Pegasus Solutions, Inc. (“Pegasus”).  Under the New Agreement, Pegasus will provide the Company access to its hotel reservation system and hotel data and will process commissions paid to the Company by participants for hotel distribution services.  In addition, Pegasus will provide the Company electronic reconciliation and tracking services.  The Company will pay Pegasus a fee based on the number of reservations processed by Pegasus, the total commissions paid by participants to the Company for commission processing and additional fees for electronic reconciliation and tracking services.

The New Agreement is effective retroactive to August 8, 2007, and expires when the term of each service schedule to the New Agreement, including extensions, has expired.  The commission processing and electronic reconciliation and tracking services schedule expires on August 8, 2010, but automatically renews for additional, successive one-year terms unless terminated by either party at least 90 days prior to the expiration of the then-current term. The reservation system services schedule expires August 8, 2009, but automatically renews for additional, successive 90-day terms unless terminated by either party at least 90 days prior to the expiration of the then-current term.

The New Agreement supersedes and replaces any and all prior agreements between the Company and Pegasus with respect to the services provided under the New Agreement, including the Master Services Agreement, dated August 8, 2005, between Pegasus Solutions, Inc. and Cendant Travel Distribution Services Group, Inc. (the “Old Agreement”), which was terminated under the terms of the New Agreement.

A copy of the New Agreement is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 1.02.                                          Termination of a Material Definitive Agreement.

The information set forth under Item 1.01 above with respect to the termination of the Old Agreement is incorporated herein by reference.

The services provided by Pegasus under the Old Agreement are the same as those that it will provide to the Company under the New Agreement, as described under Item 1.01 above.

Item 9.01.                                      Financial Statements and Exhibits.

(d)                              Exhibits.

Exhibit No.

10.1                        Master Services Agreement, effective as of August 8, 2007, between Pegasus Solutions, Inc. and Orbitz Worldwide, LLC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORBITZ WORLDWIDE, INC.

September 27, 2007	By:	/s/ James P. Shaughnessy
Name: James P. Shaughnessy
Title: Senior Vice President and General
Counsel

EXHIBIT INDEX

Exhibit No.	Description

10.1	Master Services Agreement, effective as of August 8, 2007, between Pegasus Solutions, Inc. and Orbitz Worldwide, LLC.